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                                                                 Exhibit 10.103



                            MIDWEST OP LEASE GUARANTY


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                            MIDWEST OP LEASE GUARANTY
                                     (T1)

                          Dated as of December 15, 1999

                                     made by

                             MIDWEST GENERATION, LLC
                                  as Guarantor


                                 Collins Station
                 Fossil Fuel-Fired Electric Generating Facility


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                          MIDWEST OP LEASE GUARANTY(T1)

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                            MIDWEST OP LEASE GUARANTY
                                      (T1)


         This MIDWEST OP LEASE GUARANTY (this "Guaranty"), dated as of December 15, 1999, is issued by MIDWEST GENERATION, LLC, a Delaware limited liability company, as guarantor (the "Guarantor") in favor of the Beneficiary (as defined in Section 4 below).

                                   WITNESSETH:

         WHEREAS, the Guarantor is an affiliate of Collins Holdings EME, LLC, a Delaware limited liability company ("Collins Holdings").

         WHEREAS, simultaneously herewith Collins Holdings is entering into a Participation Agreement (T1), dated as of December 15, 1999 (the "PARTICIPATION AGREEMENT"), with Collins Trust I, (the "OWNER LESSOR"), Collins Generation I, LLC (the "OWNER PARTICIPANT"), Wilmington Trust Company, not in its individual capacity, except as expressly provided therein, but only as owner trustee (the "OWNER TRUSTEE"), Edison Mission Midwest Holdings Co., the Guarantor, Midwest Funding LLC, as lender, Bayerische Landesbank International S.A., as issuer of the Midwest Letter of Credit, Bayerische Landesbank Girozentrale, as issuer of the RCE Letter of Credit and Citibank, N.A., as Holder Representative;

         WHEREAS, the Beneficiary is the owner of the beneficial interest in the Owner Lessor;

         WHEREAS, Collins Holdings intends to enter into a Facility Lease Agreement (T1) dated as of December 15, 1999 (the "Facility Lease") with the Owner Lessor;

         WHEREAS, Collins Holdings intends to enter into a Facility Site Sublease Agreement (T1), dated as of December 15, 1999 (the "Facility Site Sublease") with the Owner Lessor;

         WHEREAS, Collins Holdings intends to enter into a Facility Site Sub-Sub-Lease Agreement (T1), dated as of December 15, 1999 (the "Facility Site Sub-Sublease) with the Guarantor;



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         WHEREAS, it is a condition precedent to the parties' obligations under the Participation Agreement that the Guarantor enter into and deliver this Guaranty; and

         WHEREAS, the Guarantor anticipates benefitting directly and indirectly from the transactions contemplated by the Participation Agreement, the Facility Lease, the Facility Site Sublease and the Facility Site Sub-Sublease and is executing and delivering this Guaranty to induce the Beneficiary to enter into the Participation Agreement, and to induce the Owner Lessor to enter into the Facility Lease, the Facility Site Sublease and the Facility Site Sub-Sublease.

         NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

SECTION 1. DEFINITIONS

         For purposes of this Guaranty, capitalized terms used but not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement. The general provisions of Appendix A shall apply to terms used in this Guaranty and specifically defined herein. Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect.

SECTION 2. COVENANTS

         SECTION 2.1 Subject to the terms hereof, the Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as a surety, to the Beneficiary (a) the due, complete and punctual performance and observance by Collins Holdings of each term, provision and condition binding upon Collins Holdings pursuant to any of the Operative Documents to which Collins Holdings is or becomes a party (the "CHE OPERATIVE DOCUMENTS") and (b) the due, punctual and full payment (when and as the same may become due and payable) of each amount that Collins Holdings is or may become obligated to pay under or pursuant to any of the CHE Operative Documents, in accordance with the terms thereof, by acceleration or otherwise without offset or deduction.

         SECTION 2.2 In the case of any failure by Collins Holdings to perform and observe any such term, provision or condition after notice thereof by the Beneficiary,


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the Guarantor agrees to cause such performance or observance to be done, and in the case of any failure by Collins Holdings to make such payment as and when the same shall become due and payable (by acceleration or otherwise), the Guarantor hereby agrees to make such payment (and, in addition, such further amounts, if any, as shall be sufficient to cover the costs and expenses of collection hereunder); PROVIDED, nothing herein shall expand the aforesaid obligations of the Guarantor beyond those of Collins Holdings under any of the CHE Operative Documents.

         All such obligations and indebtedness set forth in Section 2.1 hereof and this Section 2.2 are referred to in this Guaranty as the "OBLIGATIONS."

         SECTION 2.3 This Guaranty is a direct, independent and primary obligation of the Guarantor and is an irrevocable, absolute, present, unconditional and continuing obligation and guarantee of payment and performance (and not merely of collection) and the validity and enforceability of this Guaranty shall be absolute and is not conditioned in any way upon (a) the institution of suit or the taking of any other action or any attempt to enforce performance of or compliance with the obligations, covenants or undertakings (including any payment obligations) of Collins Holdings, other than providing notice to Collins Holdings, (b) the genuineness, validity, legality or enforceability of any of the CHE Operative Documents or the lack of power or authority of Collins Holdings to enter into any of the CHE Operative Documents or any substitution, release or exchange of any other guaranty or any other security for any of the Obligations or any other circumstance whatsoever (other than payment or performance) that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, (c) any right of set-off, recoupment or counterclaim, (d) any attempt to collect from Collins Holdings or any other entity or to perfect or enforce any security or any other condition or contingency or (e) any other action, occurrence or circumstance whatsoever.

         SECTION 2.4 Without limiting the generality of the foregoing, the Guarantor shall have no right to terminate this Guaranty, or to be released, relieved or discharged from its obligations hereunder, and such obligations shall be neither affected nor diminished for any reason whatsoever, including:

                  (i) any amendment or supplement to or modification of any of the CHE Operative Documents, any extension or renewal of Collins Holdings' obligations under any CHE Operative Document, or any


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                  subletting, assignment or transfer of Collins
                  Holdings' or the Beneficiary's interest in the CHE Operative Documents;

                   (ii) any bankruptcy, insolvency, readjustment, composition, liquidation or any other change in the legal status of Collins Holdings or any rejection or modification of the Obligations of Collins Holdings or the Beneficiary as a result of any bankruptcy, reorganization, insolvency or similar proceeding;

                  (iii) any furnishing or acceptance of additional security or any exchange, substitution, surrender or release of any security;

                  (iv) any waiver, consent or other action or inaction or any exercise or nonexercise of any right, remedy or power with respect to the Obligations or any of the CHE Operative Documents;

                  (v) the unenforceability, lack of genuineness or invalidity of the Obligations or any part thereof or the unenforceability, lack of genuineness or invalidity of any agreement relating thereto;

                  (vi) (A) any merger or consolidation of Collins Holdings or the Guarantor into or with any other Person, (B) any change in the structure of Collins Holdings, (C) any change in the ownership of Collins Holdings or the Guarantor or (D) any sale, lease or transfer of any or all of the assets of Collins Holdings or the Guarantor to any other Person;

                  (vii) any default, misrepresentation, negligence, misconduct or other action or inaction of any kind by the Beneficiary under or in connection with any CHE Operative Document or any other agreement relating to this Guaranty, except to the extent that any such default, misrepresentation, negligence, misconduct or other action or inaction would limit the Obligations; or

                  (viii) any other circumstance whatsoever (except the complete payment and performance of the Obligations), including, without limitation, any act or omission of Collins Holdings or the Beneficiary which changes the scope of the Guarantor's risk.



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         SECTION 2.5 The Guarantor hereby unconditionally waives and releases, to the extent permitted by law promptness, diligence and notice as to the Obligations guaranteed hereby and acceptance of this Guaranty, and waives any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor, including, without limitation, notice of default or any failure on the part of Collins Holdings to perform and comply with any Obligation and agrees that, except as otherwise provided herein, it shall not be required to consent to or receive any notice of any amendment or modification of, or waiver, consent or extension with respect to, the CHE Operative Documents. No failure to exercise and no delay in exercising, on the part of the Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 2.6 The Guarantor agrees to pay any costs and expenses incurred by the other parties to the Participation Agreement in connection with the enforcement of this Guaranty.

SECTION 3. GUARANTOR'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS

                  In order to induce the Beneficiary to enter into the Participation Agreement, and to induce the Owner Lessor to enter into the Facility Lease, the Facility Site Sub-lease, the Facility Site Sub-Sublease, the Guarantor represents and warrants unto the Beneficiary as set forth in this
Section III.

         SECTION 3.1 The Guarantor is duly organized, validly existing and in good standing under the laws of its state of incorporation and has full power, authority and legal right to execute, deliver and perform this Guaranty.

         SECTION 3.2 The execution, delivery and performance by the Guarantor of this Guaranty has been duly authorized by all necessary corporate action. This Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforcement may be affected by applicable bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally.


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SECTION 4. BENEFICIARY

         The Owner Participant, together with its affiliates, successors, assigns, agents, members, partners, directors, officers or employees, is the beneficiary of this Guaranty, but excluding in all cases the Owner Lessor (the "BENEFICIARY").

SECTION 5. SURVIVAL OF GUARANTY

         Notwithstanding anything to the contrary herein, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any of the amounts paid to the Beneficiary, in whole or in part, is required to be repaid upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Guarantor, Collins Holdings or any other Person, or as a result of the appointment of a custodian, interviewer, receiver, trustee, or other officer with similar powers with respect to the Guarantor, Collins Holdings or any other Person or with respect to any substantial part of the property of the Guarantor, Collins Holdings or such other Person, all as if such payments had not been made.

SECTION 6. REMEDIES; SUBROGATION

         SECTION 6.1 REMEDIES. In the event the Guarantor shall fail to pay immediately any amounts due under this Guaranty, or to comply with any other term of this Guaranty, the Beneficiary shall be entitled to all rights and remedies to which it may be entitled hereunder or at law, in equity or by statute.

         SECTION 6.2 SUBROGATION. The Guarantor will not exercise any rights that it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all of the Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Beneficiary to whom such Obligation is payable and shall forthwith be paid to such Beneficiary to be credited and applied to such Obligation, whether matured or unmatured, in accordance with the terms of the Operative Document under which such Obligation arose. If (i) the Guarantor shall make payment to the Beneficiary of all or any part of the Obligations and (ii) all the Obligations shall be paid in full, such Beneficiary will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and with representation or warranty, necessary to evidence the transfer by


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subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

         SECTION 6.3 SURVIVAL OF REMEDIES AND SUBROGATION RIGHTS. The provisions of this Section 6 shall survive the termination of this Guaranty and the payment in full of the Obligations and the termination of the CHE Operative Documents.

SECTION 7. MISCELLANEOUS

         SECTION 7.1 AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Guaranty may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the Guarantor and consented to by the Beneficiary.

         SECTION 7.2 NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to the Guarantor hereto at its address set forth below or at such other address as such party may from time to time designate by written notice.

If to the Guarantor:

         Midwest Generation, LLC
         One Financial Place
         440 South LaSalle Street, Suite 3500
         Chicago, IL  60605
         Facsimile No.: (312) 583-6111
         Attention: Georgia R. Nelson


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         SECTION 7.3 SURVIVAL. Except as expressly set forth herein, the warranties and covenants made by the Guarantor shall not survive the expiration or termination of this Guaranty.

         SECTION 7.4 ASSIGNMENT AND ASSUMPTION. This Guaranty may not be assigned by the Guarantor to, or assumed by, any successor to, or assignee of, the Guarantor without the prior written consent of the Beneficiary.

         SECTION 7.5 GOVERNING LAW. This Guaranty shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions, other than New York General Obligations Law Section 5-1401).

         SECTION 7.6 SEVERABILITY. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 7.7 MERGER. This Guaranty constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral between or among the Guarantor, Collins Holdings and the Beneficiary with respect to the subject matter hereof.

         SECTION 7.8 HEADINGS. The headings of the sections of this Guaranty are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 7.9 FURTHER ASSURANCES. The Guarantor will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by the Beneficiary referred to in Section 4 hereof to whom the Guarantor is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Guaranty.

         SECTION 7.10 EFFECTIVENESS OF GUARANTY. This Guaranty shall be effective on the date of execution and delivery by the Guarantor.


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         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized.

                                            MIDWEST GENERATION, LLC
                                            as Guarantor



                                            By:  /s/ Fred W. McCluskey
                                            --------------------------
                                            Name: Fred W. McCluskey
                                            Title: Vice President



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